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                          EXHIBIT 99.1 TO SCHEDULE 13D

                         FIRST BANCORP OF INDIANA, INC.
                              CUSIP NO. 31867T-10-3


         Pursuant to Regulation ss. 240.13d-1(k)(l)(iii), the undersigned agree that the following statement is filed on behalf of each of them.

Dated: May 21, 2001                     PULASKI FINANCIAL CORP.

                                  By:   /s/ William A. Donius
                                        ----------------------------------------
                                        Signature

                                        William A. Donius, President and Chief
                                        Executive Officer
                                        Name/Title


                                        THE ROOSEVELT GROUP, L.L.C.

Dated: May 21, 2001               By:   /s/ Stanley J. Bradshaw
                                        ----------------------------------------
                                        Signature

                                        Stanley J. Bradshaw, Chairman
                                        ----------------------------------------
                                        Name/Title



Dated: May 21, 2001                     BRADSHAW CAPITAL MANAGEMENT,
                                        L.L.C.

                                  By:   /s/ Stanley J. Bradshaw
                                        ----------------------------------------
                                        Signature

                                        Stanley J. Bradshaw, President
                                        ----------------------------------------
                                        Name/Title